SUPPLEMENT DATED NOVEMBER 12, 2001 TO THE

                       FIRST INVESTORS SHAREHOLDER MANUAL

                             DATED NOVEMBER 1, 2001



The following is added to the end of the subsection entitled "Class A Shares May be Purchased Without a Sales Charge", under the heading "Choosing Between Share Classes."

From November 12, 2001 through December 21, 2001, we will waive the front-end sales charge on purchases of Class A shares of any First Investors mutual fund that are made with the proceeds of a redemption of an investment in any other mutual fund which imposes a front-end or contingent-deferred sales charge. To qualify for this waiver, you must place your order within the promotion period and notify us that you are eligible for the waiver. You may be asked to provide documentation showing that you are entitled to the waiver. If you redeem your shares within 24 months of your purchase, you will pay a contingent-deferred sales charge of 1.00%. This offer does not apply to purchases with the proceeds of redemptions of periodic payment plans.

SHRMN1114